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                                                               EXHIBIT 10.18(IX)

                              NINTH AMENDMENT TO
                  WAREHOUSING CREDIT AND SECURITY AGREEMENT


         THIS NINTH AMENDMENT TO WAREHOUSING CREDIT AND SECURITY AGREEMENT (this "Amendment") is entered into as of this 1st day of January, 1995, by and between U.S. HOME MORTGAGE CORPORATION, a Florida corporation (the "Company") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender").

         WHEREAS, the Company and the Lender have entered into a single family revolving warehouse facility with a present commitment amount of Twenty-Five Million Dollars ($25,000,000) (the "Commitment"), to finance the origination and acquisition of Mortgage Loans as evidenced by a Fourth Amended and Restated Promissory Note in the principal sum of Forty Million Dollars ($40,000,000), dated as of June 15, 1993 (the "Note"), and by a Warehousing Credit and Security Agreement dated as of April 15, 1992, as the same may have been amended or supplemented (the "Agreement"); and

         WHEREAS, the Company has requested the Lender to extend the period for which the interest rate under the Agreement has been made, and the Lender has agreed to such extension subject to the terms and conditions of this Amendment.

         NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants, agreements and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. All capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Agreement.

         2. Section 1.1 of the Agreement shall be amended to delete the definition of "Floating Rate" in its entirety and the following shall be substituted in lieu thereof:

                 "Floating Rate" means the rate of interest applicable to the Advance pursuant to Section 2.4(a).

         3. Section 2.4(a) of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

                 2.4(a) The unpaid amount of each Advance shall bear interest, from the date of such Advance until paid in full, at a Floating Rate of interest equal to the greater of (i) LIBOR plus one and one-quarter percent (1.25%) per annum, or (ii) the C.P. Rate plus one percent (1.00%) per annum. The Floating Rate will be adjusted as of any





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         effective change in LIBOR or the C.P. Rate, as applicable. The
         Lender's determination of the Floating Rate as of any date of determination shall be conclusive and binding, absent manifest error.

         4. As a condition precedent to the effectiveness of this Amendment, the Company shall deliver to the Lender (a) an executed original of this Amendment; and (b) a Two Hundred Fifty Dollar ($250) document production fee.

         5. The Company represents, warrants and agrees that (a) there exists no Default or Event of Default under the Loan Documents, (b) the Loan Documents continue to be the legal, valid and binding agreements and obligations of the Company enforceable in accordance with their terms, as modified herein, (c) the Lender is not in default under any of the Loan Documents and the Company has no offset or defense to its performance or obligations under any of the Loan Documents, (d) the representations contained in the Loan Documents remain true and accurate in all respects, and (e) there has been no material adverse change in the financial condition of the Company from the date of the Agreement to the date of this Amendment.

         6. Except as hereby expressly modified, the Agreement shall otherwise be unchanged and shall remain in full force and effect, and the Company ratifies and reaffirms all of its obligations thereunder.

         7. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the Company and the Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.


                                        U.S. HOME MORTGAGE CORPORATION,
                                        a Florida corporation

                                        By: /s/ Thomas A. Napoli
                                        Its: Vice President

                                        RESIDENTIAL FUNDING CORPORATION,
                                        a Delaware corporation

                                        By: /s/ Donna A. West
                                        Its: Vice President





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STATE OF  Texas         )
                        ) ss
COUNTY OF Harris        )

         On December 28, 1994, before me, a Notary Public, personally appeared Thomas A. Napoli, the Vice president of U.S. HOME MORTGAGE CORPORATION, a Florida corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                                            WITNESS my hand and official seal.

                                            /s/ Brenda Grable
                                            Notary Public
(SEAL)                                      My Commission Expires: 7/1/97


STATE OF Florida        )
                        ) ss
COUNTY OF Broward       )

         On December 30, 1994, before me, a Notary Public, personally appeared Donna A. West, the Vice President of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                                            WITNESS my hand and official seal.

                                            /s/ Marsha S. Grabin
                                            Notary Public
(SEAL)                                      My Commission Expires: 9/15/98





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